Income Taxes - Comparative Analysis of Components of Income Tax Expense (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current
U.S. federal	$ (24)	$ (9)	$ 64
State and local	1	4	5
Foreign	101	85	83
Total current income tax expenses	78	80	152
Deferred
U.S. federal	13	(91)	(1)
State and local	(3)	(1)	1
Foreign	(18)	12	(6)
Total deferred income tax expenses	(8)	(80)	(6)
Income tax expense	$ 70	$ 0	$ 146